Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2014
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights

Note 7 – Mortgage Servicing Rights

FHN recognizes all classes of mortgage servicing rights (“MSR”) at fair value. Classes of MSR are established based on market inputs used to determine the fair value of the servicing asset and FHN’s risk management practices. See Note 25 – Fair Value of Assets & Liabilities, the “Determination of Fair Value” section for a discussion of FHN’s MSR valuation methodology. In third quarter 2013, FHN agreed to sell substantially all remaining legacy mortgage servicing which resulted in de-recognition of substantially all first lien MSR by the end of first quarter 2014. Accordingly the rollforward of MSR is presented for 2013 only. See Note 23 – Derivatives for a discussion of how FHN hedged the fair value of MSR prior to signing the definitive sales agreement. The balance of MSR included on the Consolidated Statements of Condition represented the rights to service approximately $10 billion of mortgage loans on December 31, 2013.

Following is a summary of changes in capitalized MSR as of December 31, 2013:

(Dollars in thousands)	First Liens	Second Liens	HELOC	Total
Fair value on January 1, 2013	$111,314	$196	$2,801	$114,311
Reductions due to sales of MSRs	(39,633)	-	-	(39,633)
Reductions due to loan payments	(20,938)	(80)	(554)	(21,572)
Reductions due to exercise of cleanup calls	(495)	-	-	(495)
Changes in fair value due to:
Changes in valuation model inputs or assumptions	20,184	-	-	20,184
Other changes in fair value	(91)	45	44	(2)
Fair value on December 31, 2013	$70,341	$161	$2,291	$72,793

The ending balance of MSR as of December 31, 2014 was $2.5 million. During 2014, FHN sold $70.2 million of first lien MSR. In 2013, MSR declined $41.5 million, primarily due to the transfer of servicing associated with the MSR sales, which more than offset a $20.1 million increase in value reflecting higher interest rates and the terms of the servicing sale agreement. The remaining decline in MSR was attributable to natural run-off. For the year ended December 31, 2014, servicing, late, and other ancillary fees recognized within mortgage banking income were $21.1 million and primarily represent previously unrecognized servicing fees in conjunction with servicing sales. Servicing, late, and other ancillary fees recognized within mortgage banking income were $41.9 million and $58.9 million for the years ended December 31, 2013 and 2012, respectively. Servicing, late, and other ancillary fees recognized within other income and commissions were $1.7 million and $2.0 million for the years ended December 31, 2013 and 2012, respectively. During 2013, FHN received annual servicing fees approximating .31 percent of the outstanding balance of underlying single-family residential mortgage loans and .34 percent inclusive of income related to excess interest.